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                                 STATE OF ALASKA

                      THE ALASKA PUBLIC UTILITIES COMMISSION

Before Commissioners:                      Sam Cotten, Chairman
                                           Alyce A. Hanley
                                           Dwight D. Ornquist
                                           Tim Cook
                                           James M. Posey

In the Matter of the Application by     )
GCI COMMUNICATION CORP. d/b/a GENERAL   )       U-96-24
COMMUNICATION, INC., and d/b/a GCI      )
for a Certificate of Public Conven-     )       ORDER NO. 1
ience and Necessity to Operate as a     )
Telecommunications (Local Exchange)     )
Public Utility Service in and around    )
Anchorage and Hope, Alaska              )
________________________________________)

               ORDER APPROVING APPLICATION, SUBJECT TO CONDITIONS:
                    REQUIRING FILING: AND APPROVING PROPOSED
                          TARIFF ON AN INCEPTION BASIS

BY THE COMMISSION:

     On March 15, 1996, GCI COMMUNICATION CORP. d/b/a GENERAL COMMUNICATION, INC., and d/b/a GCI (GCI), a previously certificated intrastate interexchange
(IXC) telecommunications provider, filed an application for a certificate of public convenience and necessity (certificate) to operate as a telecommunications (local exchange) public utility in an around Anchorage and Hope, Alaska. GCI's local exchange service would be in competition with that of the Municipality of Anchorage d/b/a Anchorage Telephone Utility a/k/a ATU Telecommunications (ATU) within ATU's local exchange service area.

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     The application was noticed to the public on March 29, 1996, with a closing date of May 6, 1996, for submission of statements in support of, or in opposition to, the application. On May 5, 1996, the Alaska Telephone Association (ATA) filed comments which, in part, stated that it did not oppose GCI's application, but would oppose entry absent goals and policies that protect the public interest and that are not consistent with the Telecommunications Act of 1996 (the Act).(1) On May 6, 1996, ATU filed comments stating that it conditionally supported GCI's application. ATU stated that it did not oppose GCI's application subject to the Commission establishing appropriate conditions that protect consumers and ATU.

     On May 6, 1996, Matanuska Telephone Association, Inc. (MTA), filed comments stating that it did not oppose GCI's application, but opposed GCI's request for a waiver of the Commission's service standards, and supported ATU's suggestion that the Commission develop specific goals and objectives to guide the development of a competition marketplace. Also on May 6, 1996, Alascom, Inc. d/b/a AT&T Alascom (AT&T Alascom) filed comments stating, in part, that it did not oppose GCI's application.

     On May 17, 1996, GCI filed its reply to the comments of ATA, ATU, MTA, and AT&T Alascom. In its reply GCI requested early approval of its application, stating that none of the commentors


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 (1)47 U.S.C.A. 151 et seq. as amended by the Act.

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had raised any significant factual or legal objection to GCI's application.

     The Commission Staff (Staff) reviewed the application and comments received in this proceeding and on September 24, 1996, submitted its analysis and recommendation (Report) thereon. A copy of Staff's Report is attached to this Order as an Appendix.

     Staff's Report sets out in detail the history of the proceeding, the public noticing of and the responses to the application, and Staff's findings and recommendations regarding disposition of the application. Among other things, Staff concluded that GCI has demonstrated that it is fit, willing, and able to provide local exchange services within the requested area. Staff recommended that GCI's application for a certificate to furnish telecommunications (local exchange) service be approved with conditions. Additionally, Staff recommended that the tariff GCI filed September 13, 1996, be approved on an inception basis. Staff's recommended conditions of certification were that GCI:

     1. be required to maintain separate records and books for its local exchange operation;

     2. inform the Commission when GCI begins providing local exchange service;

     3. inform the Commission prior to beginning service of the manner in which number portability will be provided;

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     4. provide local exchange service area wide, upon request and to the extent technically feasible, to all customers in the same service classification and within its authorized service area;

     5. file quarterly reports containing: the number of its access lines, classified by residential and business, a) that are provided over its local exchange facilities, b) that are provided over the facilities of an affiliate of the local operation, and c) that are provided over the facilities of other carriers; a statement of revenues and operating expenses associated with the local exchange services; and a progress report regarding the installation of facilities used to furnish local exchange services; and

     6. file annual reports for its local exchange operation as required by AS 42.05.451(b).

                             DISCUSSION

     Based on its review of the record in this proceeding the Commission concurs with Staff's conclusion that the proposed service is required for the public convenience and necessity and that GCI has made a showing that it is fit, willing, and able to provide that service. Further, the Commission has determined that GCI's proposed local exchange tariff filed September 13, 1996, should be approved on an inception basis. In addition, the


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Commission concurs with the conditions that Staff recommended be placed on the certificate.

         Accordingly, the Commission accepts Staff's recommendation to approve GCI's application subject to the following conditions.

         1. GCI must maintain separate records and books for its local exchange operation.

         2. GCI must inform the Commission when the utility begins providing local exchange service.

         3. GCI must inform the Commission prior to beginning service of the method by which the utility will provide number portability.

         4. GCI must provide local exchange service area wide, upon request and to the extent technically feasible, to all customers in the same service classification and within its authorized service area.

         5.   GCI must file quarterly reports containing:

              a. the number of its access lines, classified by residential and business, that are provided over its local exchange facilities;

              b. the number of its access lines that are provided over the facilities of an affiliate of the local operation;


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              c.  the number of its access lines that are provided over the facilities of other carriers;

              d. a statement of revenues and operating expenses associated with the local exchange services; and

              e. a progress report regarding the installation of facilities used to furnish local exchange services.

         6. GCI must file annual reports for its local exchange operations as required be AS 42.05.451(b).

         Before GCI may provide local exchange services, it must have on file with the Commission an approved tariff for intrastate IXC access and, thus, will be required to make that filing and gain Commission approval of the access tariff before providing local exchange service. The Commission notes that on December 11, 1996, GCI and ATU filed an intrastate access charge proposal. The proposal contained the following agreements.

         1. GCI agreed to accurately report all IXC conversation minutes to the Alaska Exchange Carriers Association (AECA) Common Line Pool as if those minutes originated or terminated on ATU.

         2. GCI agreed to charge IXCs the AECA tariffed traffic sensitive rates and pay all required revenues to the AECA. ATU would then recompense GCI by paying to GCI the following, and pool participants other that ATU would retain all distributions from the pools.


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               a.     (AECA Switching & Information Surcharge Rates)
               X (GCI Switched Minutes) X (ATU Distribution Percentage);
               and

               b.      (AECA Dedicated Trunk Rate) X (Dedicated
               Trunks) X (ATU Distribution Percentage).

          3. Terms of the proposal are to extend to the date of state reform or December 31, 1997, whichever occurs first.

          4. Number Portability: GCI also agreed to use the methodology specified above to determine the traffic sensitive access revenue for intrastate toll traffic for transiting both GCI and ATU networks. The rate charged would be the same as in (2) (a) above, except multiplied by 0.5. Nontraffic sensitive revenue would not be shared.

          By Order U-96-98 (i),(2) dated December 16, 1996, the Commission, among other things, resolved arbitrated issues in that proceeding and accepted the primary arbitrator's award in Issue No. 10 regarding intrastate access charges, as refined by the Commission's adoption of GCI's intrastate access charge proposal. The Commission stated in that Order that acceptance of the proposal was subject to the express condition that, for the purpose of

_________________

         (2)That Order was issued in the proceeding entitled: IN THE MATTER OF THE PETITION BY GCI COMMUNICATION CORP. FOR ARBITRATION UNDER SECTION 252 OF THE TELECOMMUNICATIONS ACT OF 1996 WITH THE MUNICIPALITY OF ANCHORAGE D/B/A ANCHORAGE TELEPHONE UTILITY A/K/A ATU TELECOMMUNICATIONS FOR THE PURPOSE OF INSTITUTING LOCAL EXCHANGE COMPETITION.

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establishing the services eligible for resale in the future, no issue should be considered to have been finally determined or adjudicated by virtue of its acceptance of the Proposal. Based on its review of the record in Docket U-96-89, the Commission has determined that the access tariff GCI is required to file in this proceeding should reflect the terms and conditions of the intrastate access charge proposal referenced above.

          Staff's Report is incorporated herein by reference and adopted as the Commission's findings of fact and conclusions of law.

                                ORDER

THE COMMISSION FURTHER ORDERS:


     1. The application filed by GCI Communication Corp. d/b/a General Communication Inc., and d/b/a GCI for a certificate of public convenience and necessity for authority to operate as a telecommunications (local exchange) public utility within the specific service area described in Attachment WEM-1 of the Appendix attached hereto is approved, subject to the following conditions.

          a. GCI Communication Corp. d/b/a General Communication, Inc., and d/b/a GCI shall maintain separate records and books for its local exchange operation.

          b. GCI Communication Corp. d/b/a General Communication, Inc., and d/b/a GCI shall notify the Commission when the utility begins providing local exchange service.

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         c.   Prior to beginning service, GCI Communication Corp.
    d/b/a General Communications, Inc., and d/b/a GCI shall notify the Commission of the manner in which the utility will provide number portability.

         d. GCI Communication Corp. d/b/a General Communication, Inc., and d/b/a GCI shall provide local exchange service area wide, upon request and to the extent technically feasible, to all customers in the dame service classification and within its authorized service area.

         e. GCI Communications Corp. d/b/a General Communication, Inc., and d/b/a GCI shall file quarterly reports with the Commission containing:

              i. the number of its access lines, classified by residential and business, that are provided over its local exchange facilities;

              ii.  the number of its access liens that are
         provided over the facilities of an affiliate of the local operations;

              iii. the number of its access lines that are provided over the facilities of other carriers;

              iv. a statement of revenues and operating expenses associated with the local exchange services; and

              v. a progress report regarding the installation of facilities used to furnish local exchange services.


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         f.   GCI Communication Corp. d/b/a General Communication,
    Inc., and d/b/a GCI shall file with the Commission annual reports for the utility's local exchange operation as required by AS 42.05.451(b).

    2. By 4 p.m., March 6, 1997, GCI Communication Corp. d/b/a General Communication, and d/b/a GCI shall file with the Commission an access tariff that reflects the terms and conditions of the intrastate access charge proposal filed by the parties in Docket U-96-89, as refined by the Commission's adoption ot that proposal in Order U-96-89(8) and as more fully delineated in the body of the Order.

    3.   The proposed tariff filed by GCI Communication Corp.
d/b/a General Communications, Inc., and d/b/a GCI on September 13, 1996, is approved on an inception basis.(3)


DATED AND EFFECTIVE at Anchorage, Alaska, this 4th day of February,
1997.

                   BY DIRECTION OF THE COMMISSION
                    (Commissioner James M. Posey,
                        not participating.)



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    (3)A Validated copy of the approved tariff will be forwarded to the utility by the Commission Staff under separate cover.


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